Exhibit 5.1

June 28, 2012

Bill Barrett Corporation

1099 18th Street

Suite 2300

Denver, Colorado 80202

Ladies and Gentlemen:

I am Executive Vice President—General Counsel and Secretary of Bill Barrett Corporation, a Delaware corporation (the “Company”), and have acted in my capacity as General Counsel in connection with the registration, pursuant to the registration statement on Form S-3 (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), relating to the offering and sale from time to time, as set forth in the Registration Statement, the form of prospectus contained therein (the “Prospectus”), and one or more supplements to the Prospectus (each, a “Prospectus Supplement”), of an indeterminate aggregate amount of securities (the “Securities”) consisting of (a) shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), together with the rights (the “Rights”) to purchase Series A Junior Participating Preferred Stock, par value $0.001 per share, issued pursuant to the Rights Agreement referred to below attributable thereto, (b) shares of the Company’s preferred stock, par value $0.001 per share (the “Preferred Stock”), (c) the Company’s senior debt securities, in one or more series (the “Senior Debt Securities”), and the Company’s subordinated debt securities, in one or more series (the “Subordinated Debt Securities” and, together with the Senior Debt Securities, the “Company Debt Securities”), (d) guarantees (the “Guarantees”) of Company Debt Securities by the subsidiaries (the “Subsidiary Guarantors”) listed on Schedule I hereto (including Elk Production Uintah, LLC (“Elk”), Aurora Gathering, LLC (“Aurora” and, together with Elk, the “Texas Subsidiaries”) and GB Acquisition Corporation (the “Wyoming Subsidiary”)) and named in the Registration Statement (the Company Debt Securities, together with (if such Company Debt Securities have been guaranteed by Subsidiary Guarantors) the related Guarantees of such Subsidiary Guarantors, being referred to herein as the “Debt Securities”), (e) the Company’s depositary shares representing fractional shares of Preferred Stock (the “Depositary Shares”), (f) the Company’s warrants to purchase Common Stock, Preferred Stock, Debt Securities or Depositary Shares (the “Warrants”), (g) the Company’s stock purchase contracts to purchase Common Stock, Preferred Stock or Depositary Shares (the “Stock Purchase Contracts”), and (h) the Company’s obligations under stock purchase units, each representing ownership of Stock Purchase Contracts and debt securities, preferred securities, warrants or other securities that are registered under the Registration Statement, securing a holder’s obligation to purchase the securities under such Stock Purchase Contracts (to the extent

1099 18TH STREET SUITE 2300 DENVER, CO 80202 P 303.293.9100 F 303.291.0420

Bill Barrett Corporation

June 28, 2012

constituting securities under the Act issued by the Company, the “Stock Purchase Units”) or any combination of the foregoing, each on the terms to be determined at the time of each offering. This opinion is being furnished in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Act.

I have examined originals or certified copies of (i) the Indenture for the Senior Debt Securities filed as Exhibit 4.9 to the Registration Statement among the Company, the Subsidiary Guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, the form and terms (including any Guarantees) of any series of Company Debt Securities issued under such Indenture to be established by and set forth in an officers’ certificate or supplemental indenture to such Indenture (ii) a form of the Indenture for the Subordinated Debt Securities filed as Exhibit 4.18 to the Registration Statement to be entered into by the Company, the Subsidiary Guarantors and Deutsche Bank Trust Company Americas, as trustee (together with the trustee referred to in (i), each a “Trustee”) (the indentures in (i) and (ii) are each referred to herein as an “Indenture”), the form and terms (including any Guarantees) of any series of Company Debt Securities issued under such Indenture to be established by and set forth in an officers’ certificate or supplemental indenture to such Indenture, (iii) the Rights Agreement, dated as of December 15, 2004 (the “Rights Agreement”), between the Company and Mellon Investor Services LLC, and (iv) such corporate or limited liability company records of the Company and the Subsidiary Guarantors and other certificates and documents of officials of the Company, the Subsidiary Guarantors, public officials and others as I have deemed appropriate for purposes of this letter. I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals and the conformity to authentic original documents of all copies submitted to me as conformed and certified or reproduced copies. As to various questions of fact relevant to this letter, I have relied, without independent investigation, upon certificates of public officials and certificates of officers of the Company and the Subsidiary Guarantors, all of which I assume to be true, correct and complete.

Based upon the foregoing and subject to the assumptions, exceptions, qualifications and limitations set forth hereinafter, I am of the opinion that:

1. With respect to Securities constituting Common Stock, when (i) the Company has taken all necessary action to authorize and approve the issuance of such Common Stock, the terms of the offering thereof and related matters and (ii) such Common Stock has been duly issued and delivered, with certificates representing such Common Stock having been duly executed, countersigned, registered and delivered or, if uncertificated, valid book-entry notations for the issuance thereof in uncertificated form having been duly made in the share register of the Company, in accordance with the terms of the applicable definitive purchase, underwriting or similar agreement or, if such Common Stock is issuable upon exchange or conversion of Securities constituting Debt Securities or Preferred Stock, the applicable Indenture or certificate of designations therefor, or if such Common Stock is issuable upon exercise of Securities constituting Warrants, the applicable Warrant Agreement (defined below) therefor, or if such Common Stock is issuable pursuant to Stock Purchase Contracts, the applicable Stock Purchase Contract Agreement (defined below) therefor, against payment (or delivery) of the consideration therefor provided for therein and the Rights attributable thereto have been issued in accordance

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June 28, 2012

with the terms of the Rights Agreement, such Common Stock (including any Common Stock duly issued (a) upon exchange or conversion of any Securities constituting Debt Securities or Preferred Stock that are exchangeable for or convertible into Common Stock, (b) upon exercise of any Securities constituting Warrants that are exercisable for Common Stock, or (c) pursuant to any Securities constituting Stock Purchase Contracts providing for the purchase of Common Stock), will have been duly authorized and validly issued and will be fully paid and non-assessable and such Rights will have been duly issued.

2. With respect to Securities constituting Preferred Stock, when (i) the Company has taken all necessary action to authorize and approve the issuance of such Preferred Stock, the terms of offering thereof and related matters, (ii) the Board of Directors of the Company or duly authorized committee thereof (the “Company Board”) has taken all necessary corporate action to designate and establish the terms of such Preferred Stock and has caused a certificate of designations with respect to such Preferred Stock to be prepared and filed with the Secretary of State of the State of Delaware, and (iii) such Preferred Stock has been duly issued and delivered, with certificates representing such Preferred Stock having been duly executed, countersigned, registered and delivered or, if uncertificated, valid book-entry notations for the issuance thereof in uncertificated form having been duly made in the share register of the Company, in accordance with the terms of the applicable definitive purchase, underwriting or similar agreement or, if such Preferred Stock is issuable upon exchange or conversion of Securities constituting Debt Securities, the applicable Indenture therefor, or if such Preferred Stock is issuable upon exercise of Securities constituting Warrants, the applicable Warrant Agreement therefor, or if such Preferred Stock is issuable pursuant to Stock Purchase Contracts, the applicable Stock Purchase Contract Agreement therefor, against payment (or delivery) of the consideration therefor provided for therein, such Preferred Stock (including any Preferred Stock duly issued upon (a) exchange or conversion of any Securities constituting Debt Securities that are exchangeable for or convertible into Preferred Stock, (b) exercise of any Securities constituting Warrants that are exercisable for Preferred Stock, or (c) pursuant to any Securities constituting Stock Purchase Contracts providing for the purchase of Preferred Stock) will have been duly authorized and validly issued and will be fully paid and non-assessable.

3. With respect to Securities constituting Debt Securities (including, if Company Debt Securities are guaranteed by Guarantees, such Company Debt Securities and such Guarantees), when (i) the Company and, if the Debt Securities constitute Company Debt Securities guaranteed by Guarantees, the Subsidiary Guarantors (together with the Company, the “Obligors”) have taken all necessary action to establish the form and terms of such Debt Securities and to authorize and approve the issuance of such Debt Securities, the terms of the offering thereof and related matters, (ii) the applicable Indenture in substantially the form filed as an exhibit to the Registration Statement and any supplemental indenture thereto relating to such Debt Securities have been duly authorized, executed and delivered by the parties thereto (including, if Debt Securities constitute Company Debt Securities guaranteed by Guarantees, the applicable Subsidiary Guarantors) with the terms of such Debt Securities and, if Debt Securities constitute Company Debt Securities guaranteed by Guarantees, such Guarantees having been set forth in such Indenture or such a supplemental indenture or an officers’ certificate delivered pursuant thereto, (iii) the Trustee under the applicable Indenture has been duly qualified under

Bill Barrett Corporation

June 28, 2012

the Trust Indenture Act of 1939, as amended (the “TIA”), and (iv) such Debt Securities (including, if such Debt Securities constitute Company Debt Securities guaranteed by Guarantees, any notations of such Guarantees thereon) have been duly executed, authenticated, issued and delivered in accordance with the terms of the applicable Indenture and the applicable resolution of the Company Board or supplemental indenture relating to such Debt Securities and the applicable definitive purchase, underwriting or similar agreement or, if such Debt Securities are issuable upon exchange or conversion of Securities constituting Preferred Stock, the certificate of designations therefor, or if such Debt Securities are issuable upon exercise of Securities constituting Warrants, the applicable Warrant Agreement therefor, against payment (or delivery) of the consideration therefor provided for therein, then such Debt Securities (including, if Company Debt Securities are guaranteed by Guarantees, such Company Debt Securities and such Guarantees and including any Debt Securities duly issued upon (a) exchange or conversion of Securities constituting any Preferred Stock that are exchangeable for or convertible into Debt Securities, or (b) exercise of Securities constituting any Warrants that are exercisable for Debt Securities) will have been duly authorized by all necessary corporate or limited liability company action on the part of the Company and, if such Debt Securities constitute Company Debt Securities guaranteed by Guarantees, each of the applicable Subsidiary Guarantors, and will be valid and binding obligations of each such Obligor, enforceable against such Obligor in accordance with their terms, and will be entitled to the benefits of the Indenture.

4. With respect to Securities constituting Depositary Shares, when (i) the Company has taken all necessary action to approve the issuance of such Depositary Shares, the terms of the offering thereof and related matters, (ii) the action with respect to the Preferred Stock underlying such Depositary Shares referred to in paragraph 2 above has been taken and such Preferred Stock has been duly deposited with the Depositary (defined below) under the applicable Depositary Agreement (defined below), and (iii) such Depositary Shares have been issued and delivered, with Depositary Receipts (defined below) representing such Depositary Shares having been duly executed, countersigned, registered and delivered in accordance with the terms of the applicable Depositary Agreement and the applicable definitive purchase, underwriting or similar agreement or, if such Depositary Shares are issuable upon exercise of Securities constituting Warrants, the applicable Warrant Agreement therefor, or if such Depositary Shares are issuable pursuant to Stock Purchase Contracts, the applicable Stock Purchase Contract Agreement therefor, against payment (or delivery) of the consideration therefor provided for therein, such Depositary Shares (including any Depositary Shares duly issued upon (a) exercise of any Securities constituting Warrants that are exercisable for Depositary Shares or (b) pursuant to any Securities constituting Stock Purchase Contracts providing for the purchase of Depositary Shares) will have been duly authorized and validly issued.

5. With respect to Securities constituting Warrants, when (i) the Company has taken all necessary action to authorize and approve the issuance of such Warrants, the terms of the offering thereof and related matters and (ii) such Warrants have been duly executed, countersigned, issued and delivered in accordance with the terms of the applicable Warrant Agreement and the applicable resolution of the Company Board relating to such Warrants and the applicable definitive purchase, underwriting or similar agreement, against payment (or delivery) of the consideration therefor provided for therein, such Warrants will have been duly authorized by all necessary corporate action on the part of the Company and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

Bill Barrett Corporation

June 28, 2012

6. With respect to Securities constituting Stock Purchase Contracts, when (i) the Company has taken all necessary action to authorize and approve the issuance of such Stock Purchase Contracts, the terms of the offering thereof and related matters and (ii) such Stock Purchase Contracts have been duly executed, countersigned, issued and delivered in accordance with the terms of the applicable Stock Purchase Contract Agreement and the applicable resolution of the Company Board relating to such Stock Purchase Contracts and the applicable definitive purchase, underwriting or similar agreement, against payment (or delivery) of the consideration therefor provided for therein, such Stock Purchase Contracts will have been duly authorized by all necessary corporate action on the part of the Company and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

7. With respect to Securities constituting Stock Purchase Units, when (i) the Company has taken all necessary action to authorize and approve the issuance of such Stock Purchase Units, the terms of the offering thereof and related matters, (ii) the action with respect to the Stock Purchase Contracts comprising a part of such Stock Purchase Units referred to in paragraph 6 above has been taken, (iii) such Stock Purchase Units have been duly issued and delivered, with certificates representing such Stock Purchase Units having been duly executed, countersigned, issued and delivered in accordance with the terms of the applicable Stock Purchase Unit Agreement (defined below) and the applicable resolution of the Company Board relating to such Stock Purchase Units and the applicable definitive purchase, underwriting or similar agreement, against payment (or delivery) of the consideration therefor provided for therein, (iv) any securities other than such Stock Purchase Contracts comprising a part of such Stock Purchase Units shall have been duly executed, issued and delivered by the respective issuers thereof and constitute valid and binding obligations of such issuers, enforceable in accordance with their respective terms, and (v) any collateral arrangements relating to such Stock Purchase Units have been duly established and any agreements in respect thereof have been duly executed and delivered and the collateral has been deposited with the collateral agent in accordance with such arrangements, such Stock Purchase Units will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

The opinions and other matters in this letter are qualified in their entirety and subject to the following:

A.

I have assumed that, in the case of each offering and sale of Securities, (i) the Registration Statement, and any amendments thereto (including post-effective amendments), will have become effective under the Act and, if such Securities constitute Debt Securities, the Indenture will have been qualified under the TIA and such effectiveness or qualification shall not have been terminated or rescinded; (ii) a Prospectus Supplement will have been prepared and filed with the Commission describing such Securities; (iii) such Securities will have been issued

Bill Barrett Corporation

June 28, 2012

and sold in compliance with applicable United States federal and state securities Laws (hereinafter defined) and pursuant to and in the manner stated in the Registration Statement and the applicable Prospectus Supplement; (iv) unless such Securities constitute (a) Common Stock or Debt Securities issuable upon exchange or conversion of Securities constituting Preferred Stock, (b) Common Stock or Preferred Stock issuable upon exchange or conversion of Securities constituting Debt Securities, (c) Common Stock, Preferred Stock, Debt Securities or Depositary Shares issuable upon exercise of Securities constituting Warrants, or (d) Common Stock, Preferred Stock or Depositary Shares issuable upon purchase pursuant to Securities constituting Stock Purchase Contracts, a definitive purchase, underwriting or similar agreement with respect to the issuance and sale of such Securities will have been duly authorized, executed and delivered by the Company and the other parties thereto; (v) at the time of the issuance of such Securities, the Company and, if such Securities constitute Debt Securities that constitute Company Debt Securities guaranteed by Guarantees, each of the other Obligors (a) will validly exist and be duly qualified and in good standing under the laws of its jurisdiction of incorporation or organization and (b) will have the necessary corporate or limited liability company power and due authorization; (vi) the terms of such Securities and of their issuance and sale will have been established in conformity with and so as not to violate, or result in a default under or breach of, the certificate of incorporation and bylaws or other organizational documents of the Company and, if such Securities constitute Debt Securities that constitute Company Debt Securities guaranteed by Guarantees, each of the other Obligors (and, if such Securities constitute Stock Purchase Units a part of which comprises securities other than Stock Purchase Contracts, each issuer of such securities) and any applicable law or any agreement or instrument binding upon each such Obligor (and, if such Securities constitute Stock Purchase Units a part of which comprises securities other than Stock Purchase Contracts, each issuer of such securities) and so as to comply with any requirement or restriction imposed by any court or governmental or regulatory body having jurisdiction over each such Obligor (and, if such Securities constitute Stock Purchase Units a part of which comprises securities other than Stock Purchase Contracts, each issuer of such securities) and, if such Securities constitute Debt Securities, in conformity with the applicable Indenture and the applicable resolution of the Company Board or supplemental indenture relating to such Debt Securities and, if such Securities constitute Warrants, in conformity with the applicable Warrant Agreement and the applicable resolution of the Company Board relating to such Warrants and, if such Securities constitute (or constitute Stock Purchase Units a part of which comprises) Stock Purchase Contracts, in conformity with the applicable Stock Purchase Contract Agreement and the applicable resolution of the Company Board relating to such Stock Purchase Contracts and, if such Securities constitute Stock Purchase Units, in conformity with the applicable Stock Purchase Unit Agreement (and, if such Securities constitute Stock Purchase Units a part of which comprises securities other than Stock Purchase Contracts, any agreement

Bill Barrett Corporation

June 28, 2012

providing for such securities) and any collateral arrangements relating to such Stock Purchase Units and any agreement in respect thereof and the applicable resolution of the Company Board relating to such Stock Purchase Units; (vii) if such Securities constitute Common Stock, Preferred Stock or Depositary Shares in respect of underlying Preferred Stock, (a) sufficient shares of Common Stock or Preferred Stock, as applicable, will be authorized for issuance under the certificate of incorporation of the Company that have not otherwise been issued or reserved for issuance and (b) the consideration for the issuance and sale of such Common Stock, Preferred Stock or Depositary Shares established by the Company Board and provided for in the applicable definitive purchase, underwriting or similar agreement (or, if (A) such Common Stock is issuable upon exchange or conversion of Securities constituting Preferred Stock, the certificate of designations therefor; (B) such Common Stock or Preferred Stock is issuable upon exchange or conversion of Securities constituting Debt Securities, the applicable Indenture therefor; (C) such Common Stock or Preferred Stock is issuable upon exercise of Securities constituting Warrants, the applicable Warrant Agreement therefor; or (D) such Common Stock or Preferred Stock is issuable upon purchase pursuant to Securities constituting Stock Purchase Contracts, the applicable Stock Purchase Contract Agreement therefor) will not be less than the par value of such Common Stock or Preferred Stock or the Preferred Stock underlying such Depositary Shares, as applicable; (viii) if (a) such Securities constitute Common Stock or Debt Securities issuable upon exchange or conversion of Securities constituting Preferred Stock, the action with respect to such Preferred Stock referred to in paragraph 2 above will have been taken, (b) such Securities constitute Common Stock or Preferred Stock issuable upon exchange or conversion of Securities constituting Debt Securities, the action with respect to such Debt Securities referred to in paragraph 3 above will have been taken, (c) such Securities constitute Common Stock, Preferred Stock, Debt Securities or Depositary Shares issuable upon exercise of Securities constituting Warrants, the action with respect to such Warrants referred to in paragraph 5 above will have been taken, or (d) such Securities constitute Common Stock, Preferred Stock or Depositary Shares issuable under Securities constituting Stock Purchase Contracts, the action with respect to such Stock Purchase Contracts referred to in paragraph 6 above will have been taken; (ix) if (a) such Securities constitute (or constitute Depositary Shares in respect of underlying) Preferred Stock that is exchangeable for or convertible into Securities constituting Common Stock or Debt Securities, the Company will have taken all necessary action to authorize and approve the issuance of such Common Stock or Debt Securities upon exchange or conversion of such Preferred Stock, the terms of such exchange or conversion and related matters and, in the case of Common Stock, to reserve such Common Stock for issuance upon such exchange or conversion, (b) such Securities constitute Debt Securities that are exchangeable for or convertible into Securities constituting Common Stock or Preferred Stock, the Company will have then taken all necessary action to authorize and approve the issuance of such

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June 28, 2012

Common Stock or Preferred Stock upon exchange or conversion of such Debt Securities (including, in the case of Preferred Stock, the preparation and filing of a certificate of designations respecting such Preferred Stock with the Secretary of State of the State of Delaware), the terms of such exchange or conversion and related matters and to reserve such Common Stock or Preferred Stock for issuance upon such exchange or conversion, (c) such Securities constitute Warrants that are exercisable for Securities constituting Common Stock, Preferred Stock, Debt Securities or Depositary Shares, the Company will have taken all necessary action to authorize and approve the issuance of such Common Stock, Preferred Stock, Debt Securities or Depositary Shares upon the exercise of such Warrants (including, in the case of Preferred Stock, the filing of a certificate of designations respecting such Preferred Stock with the Secretary of State of the State of Delaware), the terms of such exercise and related matters and, in the case of Preferred Stock or Common Stock, to reserve such Common Stock or Preferred Stock for issuance upon such exercise, or (d) such Securities constitute (or constitute Stock Purchase Units a part of which comprises) Stock Purchase Contracts providing for the purchase of Securities constituting Common Stock, Preferred Stock or Depositary Shares, the Company will have taken all necessary action to authorize and approve the issuance of such Common Stock, Preferred Stock or Depositary Shares upon purchase thereof pursuant to such Stock Purchase Contracts (including, in the case of Preferred Stock, the filing of a certificate of designations respecting such Preferred Stock with the Secretary of State of the State of Delaware), the terms of such purchase and related matters and to reserve such Common Stock or Preferred Stock for issuance upon such purchase; (x) if such Securities constitute Company Debt Securities guaranteed by Guarantees, the officers’ certificate or supplemental indenture to the related Indenture establishing any terms different from those in such Indenture shall not include any provision that is unenforceable against the applicable Subsidiary Guarantors; (xi) if such Securities constitute Company Debt Securities, the officers’ certificate or supplemental indenture to the related Indenture establishing any terms different from those in such Indenture shall not include any provision that is unenforceable against the Company; (xii) if such Securities constitute Warrants, a warrant agreement (the “Warrant Agreement”) relating to such Warrants and not including any provision that is unenforceable against the Company will have been duly authorized, executed and delivered by the Company and a bank or trust company to be selected by the Company, as warrant agent; (xiii) if such Securities constitute (or constitute Warrants exercisable into or constitute (or constitute Stock Purchase Units a part of which comprises) Stock Purchase Contracts providing for the purchase of) Depositary Shares, a depositary agreement (the “Depositary Agreement”) relating to such Depositary Shares and the related depositary receipts evidencing such Depositary Shares (“Depositary Receipts”) and not including any provision that is unenforceable against the Company will have been duly authorized, executed and delivered by the Company and a bank or trust company to be selected by the Company, as

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June 28, 2012

depositary (the “Depositary”); (xiv) if such Securities constitute (or constitute Stock Purchase Units a part of which comprises) Stock Purchase Contracts, a stock purchase contract agreement (the “Stock Purchase Contract Agreement”) relating to such Stock Purchase Contracts and not including any provision that is unenforceable against the Company will have been duly authorized, executed and delivered by the Company and any other party thereto; (xv) if such Securities constitute Stock Purchase Units, a stock purchase unit agreement (the “Stock Purchase Unit Agreement” and, with an Indenture, Warrant Agreement, Depositary Agreement and Stock Purchase Contract Agreement, each, an “Instrument”) relating to such Stock Purchase Units and a Stock Purchase Contract Agreement relating to the Stock Purchase Contracts comprising a part of such Stock Purchase Units and, in each case, not including any provision that is unenforceable against the Company will have been duly authorized, executed and delivered by the Company and any other party thereto; and (xvi) if such Securities constitute Debt Securities, Depositary Shares, Warrants, Stock Purchase Contracts or Stock Purchase Units, the applicable Instrument and, if such Securities constitute Stock Purchase Units, the Stock Purchase Contract Agreement related to the Stock Purchase Contracts comprising a part of such Stock Purchase Units and, if such Securities constitute Warrants exercisable into Depositary Shares or Debt Securities, the Depositary Agreement or Indenture related to such Depositary Shares or Debt Securities, respectively, and, if such Securities constitute (or constitute Stock Purchase Units a part of which comprises) Stock Purchase Contracts providing for the purchase of Depositary Shares, the applicable Depositary Agreement, in each case, will constitute the valid and binding obligation of each party thereto other than the Company (and, if such Securities constitute Debt Securities guaranteed by Guarantees, each of the applicable Subsidiary Guarantors), enforceable against such party in accordance with its terms.

B.

With respect to the Rights, I have assumed that (a) the Company Board, after fully informing itself with respect to the Rights Agreement and the Rights and after giving due consideration to all relevant matters, determined that the execution and delivery of the Rights Agreement and the issuance of the Rights thereunder would be in the best interests of the Company and its stockholders; and (b) the Rights Agreement has been duly authorized, executed and delivered by the parties thereto other than the Company and constitutes the legal, valid and binding obligation of each party thereto other than the Company, enforceable against such party in accordance with its terms. I note that the questions whether the Company Board might be required at some future time to redeem the Rights, or to determine that the Rights should only be exchangeable without cash payment, will depend upon the facts and circumstances existing at that time and, accordingly, are beyond the scope of this opinion.

Bill Barrett Corporation

June 28, 2012

C.	I am qualified to practice law in the State of Colorado, and I express no opinion as to the laws of any jurisdiction other than any published constitutions, treaties, laws, rules or regulations or judicial or administrative decisions (“Laws”) of (i) the federal Laws of the United States, (ii) the Laws of the State of Colorado, (iii) the General Corporation Law of the State of Delaware, (iv) with respect to the opinion in paragraph (3) as to the Debt Securities and Guarantees and the applicable Indenture, the Laws of the State of New York, (v) with respect to the opinion in paragraph (3) as to the Texas Subsidiaries, the Laws of the State of Texas, and (vi) with respect to the opinion in paragraph (3) as to the Wyoming Subsidiary, the Laws of the State of Wyoming. With respect to (a) the opinion in paragraph (3) as to the Debt Securities and Guarantees and the applicable Indenture and (b) the opinion in paragraph (3) with respect to the Texas Subsidiaries as to the limited liability company or other power of the Texas Subsidiaries, I have relied on the opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P. attached hereto as Exhibit A, special New York and Texas counsel, as to the Laws of the States of New York and Texas. With respect to the opinion in paragraph (3) with respect to the Wyoming Subsidiary as to the corporate or other power of the Wyoming Subsidiary, I have relied on the opinion of Beatty, Wozniak & Reese, P.C. attached hereto as Exhibit B, special Wyoming counsel, as to the Laws of the State of Wyoming. The description of the opinion provided by Akin, Gump, Strauss, Hauer & Feld, L.L.P. is qualified in its entirety by reference to the specific opinion, which is attached hereto as Exhibit A. The description of the opinion provided by Beatty, Wozniak & Reese, P.C. is qualified in its entirety by reference to the specific opinion, which is attached hereto as Exhibit B.

D.	The matters expressed in this letter are subject to and qualified and limited by (i) applicable bankruptcy, insolvency, fraudulent transfer and conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally; (ii) general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief (regardless of whether considered in a proceeding in equity or at law); and (iii) securities Laws and public policy underlying such Laws with respect to rights to indemnification and contribution.

I hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of my name in the Prospectus under the caption “Legal Matters.” In giving this consent, I do not thereby admit that I am within the category of persons whose consent is required under Section 7 of the Act and the rules and regulations thereunder.

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Bill Barrett Corporation

June 28, 2012

Very truly yours,

/s/ Francis B. Barron

Francis B. Barron

Executive Vice President—General Counsel and Secretary

Schedule I

Subsidiary Guarantors

Name	Jurisdiction of Formation
Bill Barrett CBM Corporation	Delaware

Circle B Land Company LLC	Colorado

Elk Production Uintah, LLC	Texas

Aurora Gathering, LLC	Texas

GB Acquisition Corporation	Wyoming

Schedule II

Subsidiary Guarantor	Special Counsel
Elk Production Uintah, LLC	Akin, Gump, Strauss, Hauer & Feld, L.L.P.

Aurora Gathering, LLC	Akin, Gump, Strauss, Hauer & Feld, L.L.P.

GB Acquisition Corporation	Beatty, Wozniak & Reese, P.C.

Exhibit A

June 28, 2012

Bill Barrett Corporation

1099 18th Street

Suite 2300

Denver, Colorado 80202

Ladies and Gentlemen:

We have acted as special counsel to Bill Barrett Corporation, a Delaware corporation (the “Company”), Elk Production Uintah, LLC, a Texas limited liability company (“Elk”), and Aurora Gathering, LLC, a Texas limited liability company (“Aurora” and, together with Elk, the “Specified Subsidiaries”), in connection with the registration, pursuant to the registration statement on Form S-3 (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), relating to the offering and sale from time to time, as set forth in the Registration Statement, the form of prospectus contained therein (the “Prospectus”), and one or more supplements to the Prospectus (each, a “Prospectus Supplement”), of an indeterminate aggregate amount of securities (the “Securities”) consisting of (a) shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), together with the rights (the “Rights”) to purchase Series A Junior Participating Preferred Stock, par value $0.001 per share, issued pursuant to the Rights Agreement, dated as of December 15, 2004, between the Company and Mellon Investor Services LLC, attributable thereto, (b) shares of the Company’s preferred stock, par value $0.001 per share (the “Preferred Stock”), (c) the Company’s senior debt securities, in one or more series (the “Senior Debt Securities”), and the Company’s subordinated debt securities, in one or more series (the “Subordinated Debt Securities” and, together with the Senior Debt Securities, the “Company Debt Securities”), (d) guarantees (the “Guarantees”) of Company Debt Securities by the subsidiaries, including the Specified Subsidiaries (the “Subsidiary Guarantors”), listed on Schedule I hereto and named in the Registration Statement (the Company Debt Securities, together with (if such Company Debt Securities have been guaranteed by Subsidiary Guarantors) the related Guarantees of such Subsidiary Guarantors, being referred to herein as the “Debt Securities”), (e) the Company’s depositary shares representing fractional shares of Preferred Stock (the “Depositary Shares”), (f) the Company’s warrants to purchase Common Stock, Preferred Stock, Debt Securities or Depositary Shares (the “Warrants”), (g) the Company’s stock purchase contracts to purchase Common Stock, Preferred Stock or Depositary Shares (the “Stock Purchase Contracts”), and (h) the Company’s obligations under stock purchase units, each representing ownership of Stock Purchase Contracts and debt securities, preferred securities, warrants or other securities that are registered under the Registration Statement, securing a holder’s obligation to purchase the securities under such Stock Purchase Contracts (to the extent constituting securities under the Act issued by the Company, the “Stock Purchase Units”) or any combination of the foregoing, each on the terms to be determined at the time of each offering. This opinion is being furnished at the request of the Company in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Act.

Bill Barrett Corporation

June 28, 2012

We have examined originals or certified copies of (i) the Indenture for the Senior Debt Securities filed as Exhibit 4.9 to the Registration Statement among the Company, the Subsidiary Guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, the form and terms (including any Guarantees) of any series of Company Debt Securities issued under such Indenture to be established by and set forth in an officers’ certificate or supplemental indenture to such Indenture, (ii) a form of the Indenture for the Subordinated Debt Securities filed as Exhibit 4.18 to the Registration Statement to be entered into by the Company, the Specified Subsidiaries, the other Subsidiary Guarantors and Deutsche Bank Trust Company Americas, as trustee (together with the trustee referred to in (i), each a “Trustee”) (the indentures in (i) and (ii) are each referred to herein as an “Indenture”), the form and terms (including any Guarantees) of any series of Company Debt Securities issued under such Indenture to be established by and set forth in an officers’ certificate or supplemental indenture to such Indenture, and (iii) such corporate or limited liability company records of the Company, the Specified Subsidiaries and the other Subsidiary Guarantors and other certificates and documents of officials of the Company, the Specified Subsidiaries, the other Subsidiary Guarantors, public officials and others as we have deemed appropriate for purposes of this letter. We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all copies submitted to us as conformed and certified or reproduced copies. As to various questions of fact relevant to this letter, we have relied, without independent investigation, upon certificates of public officials and certificates of officers of the Company, the Specified Subsidiaries and the other Subsidiary Guarantors, all of which we assume to be true, correct and complete.

Based upon the foregoing and subject to the assumptions, exceptions, qualifications and limitations set forth hereinafter, we are of the opinion that,

1. With respect to Securities constituting Debt Securities (including, if Company Debt Securities are guaranteed by Guarantees, such Company Debt Securities and such Guarantees), when (i) the Company and, if the Debt Securities constitute Company Debt Securities guaranteed by Guarantees, the Subsidiary Guarantors (together with the Company, the “Obligors”) have taken all necessary action to establish the form and terms of such Debt Securities and to authorize and approve the issuance of such Debt Securities, the terms of the offering thereof and related matters, (ii) the applicable Indenture in substantially the form filed as an exhibit to the Registration Statement and any supplemental indenture thereto relating to such Debt Securities have been duly authorized, executed and delivered by the parties thereto (including, if Debt Securities constitute Company Debt Securities guaranteed by Guarantees, the applicable Subsidiary Guarantors) with the terms of such Debt Securities and, if Debt Securities

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June 28, 2012

constitute Company Debt Securities guaranteed by Guarantees, such Guarantees having been set forth in such Indenture or such a supplemental indenture or an officers’ certificate delivered pursuant thereto, (iii) the Trustee under the applicable Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the “TIA”), (iv) such Debt Securities (including, if such Debt Securities constitute Company Debt Securities guaranteed by Guarantees, any notations of such Guarantees thereon) have been duly executed, authenticated, issued and delivered in accordance with the terms of the applicable Indenture and the applicable resolution of the Board of Directors of the Company or duly authorized committee thereof (the “Company Board”) or supplemental indenture relating to such Debt Securities and the applicable definitive purchase, underwriting or similar agreement or, if such Debt Securities are issuable upon exchange or conversion of Securities constituting Preferred Stock, the certificate of designations therefor, or if such Debt Securities are issuable upon exercise of Securities constituting Warrants, the applicable Warrant Agreement (defined below) therefor, against payment (or delivery) of the consideration therefor provided for therein, and (v) such Debt Securities (including, if Company Debt Securities are guaranteed by Guarantees, such Company Debt Securities and such Guarantees and including any Debt Securities duly issued upon (a) exchange or conversion of Securities constituting any Preferred Stock that are exchangeable for or convertible into Debt Securities, or (b) exercise of Securities constituting any Warrants that are exercisable for Debt Securities), have been duly authorized by all necessary corporate, limited liability company or limited partnership action on the part of the Company and, if such Debt Securities constitute Company Debt Securities guaranteed by Guarantees, each of the applicable Subsidiary Guarantors, then such Debt Securities (including, if Company Debt Securities are guaranteed by Guarantees, such Company Debt Securities and such Guarantees and including any Debt Securities duly issued upon (a) exchange or conversion of Securities constituting any Preferred Stock that are exchangeable for or convertible into Debt Securities or (b) exercise of Securities constituting any Warrants that are exercisable for Debt Securities), will be valid and binding obligations of each such Obligor, enforceable against such Obligor in accordance with their terms, and will be entitled to the benefits of the Indenture.

2. With respect to Securities constituting Company Debt Securities guaranteed by Guarantees that include the Guarantee by any Specified Subsidiary, when (i) the Obligors have taken all necessary action to establish the form and terms of such Debt Securities and to authorize and approve the issuance of such Debt Securities, the terms of the offering thereof and related matters, (ii) the applicable Indenture in substantially the form filed as an exhibit to the Registration Statement and any supplemental indenture thereto relating to such Debt Securities have been duly authorized, executed and delivered by the parties thereto (including the Company and the other Subsidiary Guarantors) with the terms of such Debt Securities and such Guarantees having been set forth in such Indenture or a supplemental indenture or an officers’ certificate delivered pursuant thereto, (iii) the Trustee under the applicable Indenture has been duly qualified under the TIA, and (iv) such Debt Securities (including, if such Debt Securities

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June 28, 2012

constitute Company Debt Securities guaranteed by Guarantees, any notations of such Guarantees thereon) have been duly executed, authenticated, issued and delivered in accordance with the terms of the applicable Indenture and the applicable resolution of the Company Board or supplemental indenture relating to such Debt Securities and the applicable definitive purchase, underwriting or similar agreement or, if such Debt Securities are issuable upon exchange or conversion of Securities constituting Preferred Stock, the certificate of designations therefor, or if such Debt Securities are issuable upon exercise of Securities constituting Warrants, the applicable Warrant Agreement therefor, against payment (or delivery) of the consideration therefor provided for therein, such Guarantee (including such Guarantee of any Debt Securities duly issued upon (a) exchange or conversion of Securities constituting any Preferred Stock that are exchangeable for or convertible into Debt Securities, or (b) exercise of Securities constituting any Warrants that are exercisable for Debt Securities) by such Specified Subsidiary will have been duly authorized by all necessary limited liability company action on the part of such Specified Subsidiary.

The opinions and other matters in this letter are qualified in their entirety and subject to the following:

A.

We have assumed that, in the case of each offering and sale of Securities that constitute Debt Securities (including, if Company Debt Securities are guaranteed by Guarantees, such Company Debt Securities and such Guarantees), (i) the Registration Statement, and any amendments thereto (including post-effective amendments), will have become effective under the Act and the Indenture will have been qualified under the TIA and such effectiveness or qualification shall not have been terminated or rescinded; (ii) a Prospectus Supplement will have been prepared and filed with the Commission describing such Securities; (iii) such Securities will have been issued and sold in compliance with applicable United States federal and state securities Laws (hereinafter defined) and pursuant to and in the manner stated in the Registration Statement and the applicable Prospectus Supplement; (iv) unless such Debt Securities are issuable (a) upon exchange or conversion of Securities constituting Preferred Stock or (b) upon exercise of Securities constituting Warrants, a definitive purchase, underwriting or similar agreement with respect to the issuance and sale of such Securities will have been duly authorized, executed and delivered by the Company and the other parties thereto; (v) at the time of the issuance of such Debt Securities, the Company and, if such Debt Securities constitute Company Debt Securities guaranteed by Guarantees, each of the other Obligors (a) will validly exist and be duly qualified and in good standing under the laws of its jurisdiction of incorporation or organization and (b) will have the necessary corporate or limited liability company power and due authorization; (vi) the terms of such Debt Securities and

Bill Barrett Corporation

June 28, 2012

of their issuance and sale will have been established in conformity with and so as not to violate, or result in a default under or breach of, the organizational documents of the Company and, if such Debt Securities constitute Company Debt Securities guaranteed by Guarantees, each of the other Obligors and any applicable law or any agreement or instrument binding upon each such Obligor and so as to comply with any requirement or restriction imposed by any court or governmental or regulatory body having jurisdiction over each such Obligor and in conformity with the applicable Indenture and the applicable resolution of the Company Board or supplemental indenture relating to such Debt Securities; (vii) if such Debt Securities are issuable (a) upon exchange or conversion of Securities constituting Preferred Stock, (A) the Company will have taken all necessary action to authorize and approve the issuance of such Preferred Stock, the terms of offering thereof and related matters, (B) the Company Board will have taken all necessary corporate action to designate and establish the terms of such Preferred Stock and has caused a certificate of designations with respect to such Preferred Stock to be prepared and filed with the Secretary of State of the State of Delaware, and (C) such Preferred Stock will have been duly issued and delivered, with certificates representing such Preferred Stock having been duly executed, countersigned, registered and delivered or, if uncertificated, valid book-entry notations for the issuance thereof in uncertificated form having been duly made in the share register of the Company, in accordance with the terms of the applicable definitive purchase, underwriting or similar agreement or, if such Preferred Stock is issuable upon exchange or conversion of Securities constituting Debt Securities, the applicable Indenture therefor, or if such Preferred Stock is issuable upon exercise of Securities constituting Warrants, the applicable Warrant Agreement therefor, or if such Preferred Stock is issuable pursuant to the Company’s stock purchase contracts to purchase Preferred Stock, the applicable stock purchase contract agreement relating to such stock purchase contracts therefor, against payment (or delivery) of the consideration therefor provided for therein, or (b) upon exercise of Securities constituting Warrants, (A) the Company will have taken all necessary action to authorize and approve the issuance of such Warrants, the terms of the offering thereof and related matters, (B) such Warrants will have been duly executed, countersigned, issued and delivered in accordance with the terms of the applicable Warrant Agreement and the applicable resolution of the Company Board relating to such Warrants and the applicable definitive purchase, underwriting or similar agreement, against payment (or delivery) of the consideration therefor provided for therein, and (C) a warrant agreement (the “Warrant Agreement”) relating to such Warrants and not including any provision that is unenforceable against the Company will have been duly authorized, executed and delivered by the Company and a bank or trust company to be

Bill Barrett Corporation

June 28, 2012

selected by the Company, as warrant agent; (viii) if such Debt Securities are exchangeable for or convertible into Securities constituting Common Stock or Preferred Stock, the Company will have then taken all necessary action to authorize and approve the issuance of such Common Stock or Preferred Stock upon exchange or conversion of such Debt Securities (including, in the case of Preferred Stock, the preparation and filing of a certificate of designations respecting such Preferred Stock with the Secretary of State of the State of Delaware), the terms of such exchange or conversion and related matters and to reserve such Common Stock or Preferred Stock for issuance upon such exchange or conversion; (ix) if such Securities constitute Company Debt Securities guaranteed by Guarantees, the officers’ certificate or supplemental indenture to the related Indenture establishing any terms of such Company Debt Securities different from those in such Indenture shall not include any provision that is unenforceable against the applicable Subsidiary Guarantors; (x) the officers’ certificate or supplemental indenture to the related Indenture establishing any terms of such Company Debt Securities different from those in such Indenture shall not include any provision that is unenforceable against the Company; and (xi) the applicable Indenture will constitute the legal, valid and binding obligation of each party thereto other than the Company and, if such Debt Securities constitute Company Debt Securities guaranteed by Guarantees, each of the applicable Subsidiary Guarantors, enforceable against such party in accordance with its terms.

B.	We express no opinion as to the laws of any jurisdiction other than any published constitutions, treaties, laws, rules or regulations or judicial or administrative decisions (“Laws”) of the States of New York and Texas.

C.	The matters expressed in this letter are subject to and qualified and limited by (i) applicable bankruptcy, insolvency, fraudulent transfer and conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally; (ii) general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief (regardless of whether considered in a proceeding in equity or at law); and (iii) securities Laws and public policy underlying such Laws with respect to rights to indemnification and contribution.

This opinion may be relied upon by Francis B. Barron in connection with the opinion he is delivering to the Company to be filed as an exhibit to the Registration Statement. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of

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June 28, 2012

our name in the Prospectus under the caption “Legal Matters.” In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Act and the rules and regulations thereunder.

Very truly yours,

/s/ Akin, Gump, Strauss, Hauer & Feld, L.L.P.

AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.

Schedule I

Subsidiary Guarantors

Bill Barrett CBM Corporation

Circle B Land Company LLC

GB Acquisition Corporation

Elk Production Uintah, LLC

Aurora Gathering, LLC

Exhibit B

BEATTY, WOZNIAK & REESE ATTORNEYS AT LAW 2616 CAREY AVENUE CHEYENNE, WYOMING 82001 TELEPHONE (307) 638-9334 FACSIMILE (307) 778-8361 www.bwenergylaw.com	CASPER CHEYENNE DENVER SALT LAKE CITY SANTA FE

June 28, 2012

Bill Barrett Corporation

1099 18th Street, Suite 2300

Denver, Colorado 80202

Ladies and Gentlemen:

We have acted as special Wyoming counsel to GB Acquisition Corporation, a Wyoming corporation (“GB Acquisition”) and wholly-owned subsidiary of Bill Barrett Corporation, a Delaware corporation (the “Company”), in connection with the registration, pursuant to the registration statement on Form S-3 (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), relating to the offering and sale from time to time, as set forth in the Registration Statement, the form of prospectus contained therein (the “Prospectus”), and one or more supplements to the Prospectus (each, a “Prospectus Supplement”), of an indeterminate aggregate amount of securities (the “Securities”) consisting of (a) shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), together with the rights (the “Rights”) to purchase Series A junior participating preferred stock, par value $0.001 per share, issued pursuant to the rights agreement, dated as of December 15, 2004, between the Company and Mellon Investor Services LLC, attributable thereto, (b) shares of the Company’s preferred stock, par value $0.001 per share (the “Preferred Stock”), (c) the Company’s senior debt securities, in one or more series (the “Senior Debt Securities”), and the Company’s subordinated debt securities, in one or more series (the “Subordinated Debt Securities” and, together with the Senior Debt Securities, the “Company Debt Securities”), (d) guarantees (the “Guarantees”) of Company Debt Securities by the Company’s subsidiaries, including GB Acquisition (the “Subsidiary Guarantors” and, together with the Company, the “Obligors”), listed on Schedule I hereto and named in the Registration Statement (the Company Debt Securities, together with (if such Company Debt Securities have been guaranteed by Subsidiary Guarantors) the related Guarantees of such Subsidiary Guarantors, being referred to herein as the “Debt Securities”), (e) the Company’s depositary shares representing fractional shares of Preferred Stock (the “Depositary Shares”), (f) the Company’s warrants to purchase Common Stock, Preferred Stock, Debt Securities or Depositary Shares (the “Warrants”), (g) the Company’s stock purchase contracts to purchase Common Stock, Preferred Stock or Depositary Shares (the “Stock Purchase Contracts”), and (h) the Company’s obligations under stock purchase units, each representing ownership of Stock Purchase Contracts and debt securities, preferred securities,

Bill Barrett Corporation

June 28, 2012

warrants or other securities that are registered under the Registration Statement, securing a holder’s obligation to purchase the securities under such Stock Purchase Contracts (to the extent constituting securities under the Act issued by the Company, the “Stock Purchase Units”) or any combination of the foregoing, each on the terms to be determined at the time of each offering.

This opinion is being furnished at the request of the Company in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Act with respect to the validity of the Guarantees made by GB Acquisition which may be offered pursuant to the Registration Statement.

We have examined originals or certified copies of (i) a form of the Indenture for the Senior Debt Securities filed as Exhibit 4.9 to the Registration Statement among the Company, the Subsidiary Guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, the form and terms (including any Guarantees) of any series of Company Debt Securities issued under such Indenture to be established by and set forth in an officers’ certificate or supplemental indenture to such Indenture, (ii) a form of the Indenture for the Subordinated Debt Securities filed as Exhibit 4.18 to the Registration Statement among the Company, the Subsidiary Guarantors named therein and Deutsche Bank Trust Company Americas, as trustee (together with the trustee referred to in (i), each a “Trustee”) (the indentures in (i) and (ii) are each referred to herein as an “Indenture”), the form and terms (including any Guarantees) of any series of Company Debt Securities issued under such Indenture to be established by and set forth in an officers’ certificate or supplemental indenture to such Indenture, and (iii) the corporate records of GB Acquisition and such other certificates and documents of officials of GB Acquisition, public officials and others as we have deemed appropriate for purposes of this letter. We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all copies submitted to us as conformed and certified or reproduced copies. As to various questions of fact relevant to this letter, we have relied, without independent investigation, upon certificates of public officials and certificates of officers of GB Acquisition, all of which we assume to be true, correct and complete.

Based upon the foregoing and subject to the assumptions, exceptions, qualifications and limitations stated herein, it is our opinion that:

1. With respect to Securities constituting Company Debt Securities guaranteed by Guarantees that include the Guarantees made by GB Acquisition, upon the occurrence of each of the following, such Guarantees (including such Guarantees of any Debt Securities duly issued upon (a) exchange or conversion of Securities constituting any Preferred Stock that are exchangeable for or convertible into Debt Securities, or (b) exercise of Securities constituting any Warrants that are exercisable for Debt Securities) by GB Acquisition will have been duly authorized by all necessary corporate action on the part of GB Acquisition:

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June 28, 2012

(i) the Obligors have taken all necessary action to establish the form and terms of such Debt Securities and to authorize and approve the issuance of such Debt Securities, the terms of the offering thereof and related matters;

(ii) the applicable Indenture in substantially the form filed as an exhibit to the Registration Statement and any supplemental indenture thereto relating to such Debt Securities have been duly authorized, executed and delivered by the parties thereto (including the Company and the Subsidiary Guarantors) with the terms of such Debt Securities and such Guarantees having been set forth in such Indenture or such a supplemental indenture or an officers’ certificate delivered pursuant thereto;

(iii) the Trustee under the applicable Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the “TIA”); and

(iv) such Debt Securities (including, if such Debt Securities constitute Company Debt Securities guaranteed by Guarantees, any notations of such Guarantees thereon) have been duly executed, authenticated, issued and delivered in accordance with the terms of the applicable Indenture and the applicable resolution of the Board of Directors of the Company or duly authorized committee thereof (the “Company Board”) or supplemental indenture relating to such Debt Securities and the applicable definitive purchase, underwriting or similar agreement or, if such Debt Securities are issuable upon exchange or conversion of Securities constituting Preferred Stock, the certificate of designations therefor, or if such Debt Securities are issuable upon exercise of Securities constituting Warrants, the applicable Warrant Agreement (defined below) therefor, against payment (or delivery) of the consideration therefor provided for therein.

The opinions and other matters in this letter are qualified in their entirety and subject to the following:

A.	We have assumed that, in the case of each offering and sale of Securities that constitute Debt Securities (including, if Company Debt Securities are guaranteed by Guarantees, such Company Debt Securities and such Guarantees):

(i) the Registration Statement, and any amendments thereto (including post-effective amendments), will have become effective under the Act and the Indenture will have been qualified under the TIA and such effectiveness or qualification shall not have been terminated or rescinded;

(ii) a Prospectus Supplement will have been prepared and filed with the Commission describing such Securities;

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June 28, 2012

(iii) such Securities will have been issued and sold in compliance with applicable United States federal and state securities Laws (hereinafter defined) and pursuant to and in the manner stated in the Registration Statement and the applicable Prospectus Supplement;

(iv) unless such Debt Securities are issuable (a) upon exchange or conversion of Securities constituting Preferred Stock or (b) upon exercise of Securities constituting Warrants, a definitive purchase, underwriting or similar agreement with respect to the issuance and sale of such Securities will have been duly authorized, executed and delivered by the Company and the other parties thereto;

(v) at the time of the issuance of such Debt Securities, the Company and, if such Debt Securities constitute Company Debt Securities guaranteed by Guarantees, each of the other Obligors (a) will validly exist and be duly qualified and in good standing under the laws of its jurisdiction of incorporation or organization and (b) will have the necessary corporate or limited liability company power and due authorization;

(vi) the terms of such Debt Securities and of their issuance and sale will have been established in conformity with and so as not to violate, or result in a default under or breach of, the organizational documents of the Company and, if such Debt Securities constitute Company Debt Securities guaranteed by Guarantees, each of the other Obligors and any applicable law or any agreement or instrument binding upon each such Obligor and so as to comply with any requirement or restriction imposed by any court or governmental or regulatory body having jurisdiction over each such Obligor and in conformity with the applicable Indenture and the applicable resolution of the Company Board or supplemental indenture relating to such Debt Securities;

(vii) if such Debt Securities are issuable (a) upon exchange or conversion of Securities constituting Preferred Stock, (A) the Company will have taken all necessary action to authorize and approve the issuance of such Preferred Stock, the terms of offering thereof and related matters, (B) the Company Board will have taken all necessary corporate action to designate and establish the terms of such Preferred Stock and has caused a certificate of designations with respect to such Preferred Stock to be prepared and filed with the Secretary of State of the State of Delaware, and (C) such Preferred Stock will have been duly issued and delivered, with certificates representing such Preferred Stock having been duly executed, countersigned, registered and delivered or, if uncertificated, valid book-entry notations for the issuance thereof in uncertificated form having been duly

Bill Barrett Corporation

June 28, 2012

made in the share register of the Company, in accordance with the terms of the applicable definitive purchase, underwriting or similar agreement or, if such Preferred Stock is issuable upon exchange or conversion of Securities constituting Debt Securities, the applicable Indenture therefor, or if such Preferred Stock is issuable upon exercise of Securities constituting Warrants, the applicable Warrant Agreement therefor, or if such Preferred Stock is issuable pursuant to the Company’s stock purchase contracts to purchase Preferred Stock, the applicable stock purchase contract agreement relating to such stock purchase contracts therefor, against payment (or delivery) of the consideration therefor provided for therein, or (b) upon exercise of Securities constituting Warrants, (A) the Company will have taken all necessary action to authorize and approve the issuance of such Warrants, the terms of the offering thereof and related matters, (B) such Warrants will have been duly executed, countersigned, issued and delivered in accordance with the terms of the applicable Warrant Agreement and the applicable resolution of the Company Board relating to such Warrants and the applicable definitive purchase, underwriting or similar agreement, against payment (or delivery) of the consideration therefor provided for therein, and (C) a warrant agreement (the “Warrant Agreement”) relating to such Warrants and not including any provision that is unenforceable against the Company will have been duly authorized, executed and delivered by the Company and a bank or trust company to be selected by the Company, as warrant agent;

(viii) if such Debt Securities are exchangeable for or convertible into Securities constituting Common Stock or Preferred Stock, the Company will have then taken all necessary action to authorize and approve the issuance of such Common Stock or Preferred Stock upon exchange or conversion of such Debt Securities (including, in the case of Preferred Stock, the preparation and filing of a certificate of designations respecting such Preferred Stock with the Secretary of State of the State of Delaware), the terms of such exchange or conversion and related matters and to reserve such Common Stock or Preferred Stock for issuance upon such exchange or conversion;

(ix) if such Securities constitute Company Debt Securities guaranteed by Guarantees, the officers’ certificate or supplemental indenture to the related Indenture establishing any terms of such Company Debt Securities different from those in such Indenture shall not include any provision that is unenforceable against the applicable Subsidiary Guarantors;

(x) the officers’ certificate or supplemental indenture to the related Indenture establishing any terms of such Company Debt Securities different from those in such Indenture shall not include any provision that is unenforceable against the Company; and

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June 28, 2012

(xi) the applicable Indenture will constitute the legal, valid and binding obligation of each party thereto (and, if such Debt Securities constitute Company Debt Securities guaranteed by Guarantees, each of the applicable Subsidiary Guarantors) and is enforceable against such party in accordance with its terms.

B.	This opinion is limited in all respects to the laws of the State of Wyoming (“Laws”), and is limited to such Laws and to all other matters as of the date of this letter. We do not undertake to advise you of any matters that may come to our attention subsequent to the date hereof which may affect the opinions expressed herein, including without limitation, future changes in applicable Law or any future action or inaction of GB Acquisition or any other party.

C.	The matters expressed in this letter are subject to and qualified and limited by: (i) applicable bankruptcy, insolvency, fraudulent transfer and conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally; (ii) general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief (regardless of whether considered in a proceeding in equity or at law); and (iii) securities Laws and public policy underlying such Laws with respect to rights to indemnification and contribution.

This opinion may be relied upon by Francis B. Barron in connection with the opinion he is delivering to the Company to be filed as an exhibit to the Registration Statement. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name in the Prospectus under the caption “Legal Matters.” In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Act and the rules and regulations thereunder.

Very truly yours,

BEATTY, WOZNIAK & REESE, P.C.

/s/ BEATTY, WOZNIAK & REESE, P.C.

Attachment

Schedule I

Subsidiary Guarantors

Bill Barrett CBM Corporation

Circle B Land Company LLC

Elk Production Uintah, LLC

Aurora Gathering, LLC

GB Acquisition Corporation